Exhibit 4.1

AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (Brooklyn, NY) By: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC COUNTERSIGNED AND REGISTERED: CHIEF EXECUTIVE OFFICER GLOBAL CHIEF FINANCIAL OFFICER transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. WITNESS the facsimile signatures of its duly authorized officers. Dated: ODDITY Tech Ltd. ODDITY Tech Ltd. FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES, PAR VALUE NIS 0.001 PER SHARE, OF IS THE RECORD HOLDER OF THIS CERTIFIES THAT SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP CLASS A ORDINARY SHARES INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. SIGNATURE(S) GUARANTEED: NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. X X Dated to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises. Attorney Class A Ordinary Shares represented by this Certificate, and do hereby irrevocably constitute and appoint PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For Value Received, hereby sell, assign and transfer unto Additional abbreviations may also be used though not in the above list. UNIF GIFT MIN ACT –– Custodian (Cust) (State) (Minor) Under Uniform Gifts to Minors Act TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: .............................................................. .......................... ........................